UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2019

Lightstone Value Plus Real Estate Investment Trust V, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-53650	20-8198863
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1,

Lakewood, New Jersey 08701

(Address of principal executive offices)

(Zip Code)

(732) 367-0129

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On February 21, 2019, Lightstone Value Plus Real Estate Investment Trust V, Inc. (the “Company”) filed a Current Report on Form 8-K to disclose the Company’s acquisition of the Valley Ranch Apartments.

The Current Report on Form 8-K filed on February 21, 2019 was filed without the requisite financial information regarding Valley Ranch Apartments. Accordingly, we are filing this Amendment to the Current Report on Form 8-K to include such information.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Real Estate Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Independent Auditors’ Report

Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2018

Notes to the Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2018

(b)	Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Lightstone Value Plus Real Estate Investment Trust V, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2018

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2018

Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC.

Date: April 30, 2019	By:	/s/ Seth Molod
Seth Molod
Chief Financial Officer and Treasurer

TILDEN VALLEY RANCH APARTMENTS, LLC

Table of Contents

Page
Independent Auditors’ Report	2-3

Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2018	4

Notes to the Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2018	5-6

INDEPENDENT AUDITORS’ REPORT

To Tilden Valley Ranch Apartments, LLC:

We have audited the accompanying Statement of Revenues and Certain Operating Expenses of Tilden Valley Ranch Apartments, LLC (the “Company”), for the year ended December 31, 2018, and the related notes (the “Historical Summary”).

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of this Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary referred to above present fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Tilden Valley Ranch Apartments, LLC for the year ended December 31, 2018, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Lightstone Value Plus Real Estate Investment Trust V, Inc.) and is not intended to be a complete presentation of Tilden Valley Ranch Apartments, LLC revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Deloitte & Touche LLP

Chicago, Illinois

April 30, 2019

TILDEN VALLEY RANCH APARTMENTS, LLC

Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2018

Year Ended December 31, 2018

Revenues
Rental revenue	$6,023,522
Tenant reimbursement income	127,483
Other revenue	207,133
Total revenues	6,358,138
Certain Operating Expenses
Rental property operating	2,605,329
Total certain operating expenses	2,605,329
Revenues in excess of certain operating expenses	$3,752,809

See accompanying notes to the statement of revenues and certain operating expenses.

TILDEN VALLEY RANCH APARTMENTS, LLC

Notes to the Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2018

1 -	Organization

On February 14, 2019, Lightstone Value Plus Real Estate Investment Trust V, Inc. (the “Registrant”) acquired fee simple interest in a multifamily apartment complex known as Valley Ranch Apartments (the “Property”) with 384 units. The Property was acquired from an unrelated third party for $70,250,000, excluding closing costs. The Property is a garden style apartment community located in Ann Arbor, Michigan and built in phases between 1990 and 1998.

2 -	Basis of Presentation

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared by management for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the “SEC”) for inclusion in a Current Report on Form 8-K/A of the Registrant, and with the provisions of SEC Rule 3-14 of Regulation S-X, which require certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property subsequent to its acquisition by the Registrant. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the financial statements are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist primarily of interest expense, depreciation and amortization expense, and the amortization of above or below market leases recorded in conjunction with the original purchase price accounting.

3 -	Summary of Significant Accounting Policies

Revenue Recognition – The residential apartments at the Property are leased under operating leases with terms of generally one year or less. Rental income attributable to residential leases is recorded when due from residents and recognized monthly as it was earned.

Expense Recognition – Property operating expenses represent the direct expenses of operating the Property and include real estate taxes, repairs and maintenance, insurance, and other property expenses that are expected to continue in the ongoing operations of the Property. Real estate taxes and insurance comprise $842,465 and $90,279 of total property operating expense for the year ended December 31, 2018, respectively. Expenditures for repairs and maintenance are expensed as incurred.

TILDEN VALLEY RANCH APARTMENTS, LLC

Notes to the Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2018

Use of Estimates - The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates, judgements and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period presented. The estimates, judgements and assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances. Actual results may differ from those estimates under different assumptions and conditions.

4 -	Commitments and Contingencies

The Property is presently not subject to material litigation nor, to management’s knowledge, is any material litigation threatened against the Property.

5 -	Subsequent Events

Management has evaluated subsequent events through April 30, 2019, the date the Historical Summary was available to be issued.

* * * * *

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On February 14, 2019, Lightstone Value Plus Real Estate Investment Trust V, Inc. (the “Company”), completed the acquisition of a 384-unit multifamily property located in Ann Arbor, Michigan (the “Valley Ranch Apartments”) from an unrelated third party, for an aggregate purchase price of approximately $70.3 million, excluding closing and other related transaction costs. In connection with the acquisition, our advisor received an aggregate of approximately $1.7 million in acquisition fees, acquisition expense reimbursements and debt financing fees.

In connection with the acquisition of the Valley Ranch Apartments, the Company simultaneously entered into a $43.4 million mortgage loan (the “Loan”) scheduled to mature on March 1, 2026. The Loan requires monthly interest payments through its maturity date and bears interest at 4.16% through its maturity. The Loan is collateralized by the Valley Ranch Apartments and is non-recourse to the Company.

The Company determined this acquisition was an asset acquisition and allocated the total purchase price to the assets acquired based on relative fair value. Approximately $24.1 million was allocated to land and improvements, $46.3 million was allocated to building and improvements, and $1.1 million was allocated to in-place lease intangibles.

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2018 is based on the Company’s historical consolidated balances as of December 31, 2018 and reflects the Company’s acquisition of the Valley Ranch Apartments as if it had occurred on December 31, 2018.  The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2018 is presented as if the Company’s acquisition of the Axis at Westmont (acquired November 27, 2018) and the Valley Ranch Apartments had been completed as of January 1, 2018.

The pro forma condensed consolidated balance sheet and statement of operations should be read in conjunction with the historical financial statements and notes thereto as filed in our Annual Report on Form 10-K for the year ended December 31, 2018 the financial information and notes thereto of the Axis at Westmont filed in our Current Report on Form 8-K/A filed with the United States Securities and Exchange Commission on February 8, 2019, and with financial information and notes thereto of the Valley Ranch Apartments filed herein.

The pro forma condensed consolidated balance sheet and statement of operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2018, nor does it purport to represent our future operations.  In addition, the unaudited condensed consolidated pro forma financial information is based upon available information and upon assumptions and estimates, some of which are set forth in the notes to the unaudited pro forma condensed consolidated financial statements, which we believe are reasonable under the circumstances.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF December 31, 2018

(Amounts in thousands)

	Lightstone Value Plus Real Estate Investment Trust V, Inc. and Subsidiaries(a)	Pro Forma Adjustments(b)	Pro Forma
ASSETS
Net investment property	$201,004	$71,542	$272,546
Investment in unconsolidated joint venture	10,944	-	10,944
Cash and cash equivalents	29,607	(23,917)	5,690
Marketable securities, available for sale	14,386	-	14,386
Other assets	8,516	(2,919)	5,597

Total Assets	$264,457	44,706	$309,163

LIABILITIES AND STOCKHOLDERS'/MEMBER'S EQUITY/(DEFICIT)

Notes payable, net	$139,016	$42,980	$181,996
Accounts payable, accrued and other liabilities	5,620	1,726	7,346

Total liabilities	144,636	44,706	189,342

Total Company stockholders' equity	119,027	-	119,027

Noncontrolling interests	794	-	794

Total Stockholders' Equity	119,821	-	119,821

Total Liabilities and Stockholders' Equity	$264,457	$44,706	$309,163

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

(Amounts in thousands, except per share data)

	Lightstone Value Plus Real Estate Investment Trust V, Inc. and Subsidiaries(c)	Pro Forma Adjustments of Prior Acquisition (Axis at Westmont) (d)	Valley Ranch Apartments(e)	Pro Forma Adjustments		Pro Forma

Total revenues	$27,511	$5,279	$6,358	$-		$39,148

Expenses:
Operating expenses	10,151	1,230	1,539	-		12,920
Interest expense, net	6,119	1,513	-	1,868	(f)	9,500
Real estate taxes	4,522	460	842	-		5,824
Property management fees	1,056	145	224	30	(g)	1,455
Asset management fees	1,610	387	-	492	(h)	2,489
General and administrative	3,815	605	-	-		4,420
Depreciation and amortization	9,653	2,062	-	3,193	(i)	14,908

Total expenses	36,926	6,402	2,605	5,583		51,516

Other income	3,514	-	-	-		3,514
(Loss)/income before gain on sale of real estate and income taxes	(5,901)	(1,123)	3,753	(5,583)		(8,854)

Gain on sale of real estate and other assets and income tax expense	533	-	-	-		533
Net (loss)/income	(5,368)	(1,123)	3,753	(5,583)		(8,321)
Less: net loss attributable to noncontrolling interest	181					181
Net loss applicable to Company's common shares	$(5,187)					$(8,140)

Net loss per Company's common shares, basic and diluted	$(0.21)					$(0.34)

Weighted average number of common shares outstanding, basic and diluted	24,177					24,177

The accompanying notes are an integral part of these pro forma unaudited condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 (Dollars in thousands unless otherwise indicated)

1.	Basis of Pro Forma Presentation

The pro forma condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission (the “SEC”).

The unaudited pro forma condensed consolidated financial statements of the Company, the Axis at Westmont (acquired November 27, 2018) and the Valley Ranch Apartments and have been prepared based on the historical balance sheet of the Company as of December 31, 2018 and the historical consolidated statement of operations for the Company and the statement of revenues and certain expenses for the Axis at Westmont and the Valley Ranch Apartments, both for the year ended December 31, 2018. Certain reclassifications have been made to the historical balances and operating results of the Valley Ranch Apartments to conform to the Company’s presentation.

The Company, the Axis at Westmont and the Valley Ranch Apartments employ accounting policies that are in accordance with accounting principles generally accepted in the United States of America. In management's opinion, all material adjustments necessary to reflect fairly the pro forma financial position and pro forma results of operations of the Company, the Axis at Westmont and the Valley Ranch Apartments have been made.

The ongoing activity presented in these pro forma condensed consolidated financial statements represents the Company’s assets, liabilities, revenues and expenses that include ownership of the Axis at Westmont and the Valley Ranch Apartments. This pro forma financial information is presented for illustrative purposes only, and is not necessarily  indicative of the consolidated operating results and consolidated financial position that might have been achieved had the transaction described above occurred on the dates indicated, nor are they necessarily indicative of the operating results and financial position that may occur in the future.

2.	Pro Forma Assumptions

Pro forma adjustments:

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared as if the acquisitions were completed on December 31, 2018 for balance sheet purposes and January 1, 2018 for statement of operations purposes and reflect the following pro forma adjustments:

a.	Reflects the Company’s historical balance sheet as of December 31, 2018.

b.	Reflects the purchase of the Valley Ranch Apartments, as if it occurred on January 1, 2018. The adjustment includes recording the property at its cost and approximately $1.7 million in acquisition fees ($1.3 million) and debt financing fees ($0.4 million) as follows:

	Debit	Credit
Net investment property	$71,542	$-
Cash	-	23,917
Other assets	-	2,919
Notes payable, net	-	42,980
Accounts payable, accrued and other liabilities	-	1,726

	$71,542	$71,542

c.	Reflects the Company’s historical operations.

d.	Reflects pro forma adjustments for the acquisition of the Axis at Westmont as if this acquisition had occurred on January 1, 2018. This column represents the historical amounts for the Axis at Westmont for the year ended December 31, 2018 and pro forma adjustments as reflected in the Company’s Form 8-K/A filed February 8, 2019, with the SEC.

e.	Reflects the historical revenues and certain operating expenses of Valley Ranch Apartments.

f.	Reflects the anticipated interest expense ($1,806) and amortization of debt financing fees ($62) associated with the mortgage loan entered into in connection with the purchase of Valley Ranch Apartments. The Loan, with a current balance of $43.0 million, net of debt financing fees of $0.4 million, bears interest at 4.16%.

g.	Reflects the additional property management fees associated with the current management of Valley Ranch Apartments, for a fee of 4.00% of annual gross revenues, as defined in the property management agreement.

h.	Reflects the inclusion of a monthly asset management fee associated with Valley Ranch Apartments, based on one-twelfth of 0.7% of the sum of the fair value of each asset.

i.	Reflects the depreciation and amortization of Valley Ranch Apartments using the straight-line method over the estimated useful life of 39 years for buildings, 15 years for land improvements, 15 years for site improvements, and 1 year for in-place lease intangibles.

For the Year Ended December 31, 2018

Depreciation expense	$2,085
Amortization expense	$1,108

Total	$3,193

3.	Unaudited Pro Forma Earnings Per Share Data

The Company had no potentially dilutive securities outstanding during the periods presented. Accordingly, pro forma earnings per share is calculated by dividing net income attributable to the Company’s common shareholders by the weighted-average number of shares of common stock outstanding during the applicable period.